SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 21, 2004



                                TOM'S FOODS INC..
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             (Exact name of registrant as specified in its charter)




                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                                                        58-1516963
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        (Commission File Number)         (I.R.S. Employer Identification Number)

900 8TH STREET, COLUMBUS, GEORGIA                         31902
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(Address of principal executive offices)                (Zip Code)




                                 (706) 323-2721
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EXTENSION OF CREDIT FACILITY

                  On October 21, 2004, Tom's Foods Inc. (the "Company") and Fleet Capital Corporation ("Fleet") entered into an amendment to the loan and security agreement dated January 31, 2000 (the "Credit Facility") extending the term of the Credit Facility until October 29, 2004. The Company's 10.5% senior secured notes (the "Notes") mature on November 1, 2004. The Company is currently in discussions with Fleet and holders of the Notes for a forbearance period after October 29, 2004 during which (i) Fleet and the holders of the Notes will agree not to exercise their rights as to any of the collateral securing their loans to the Company and (ii) the Company will seek to obtain new financing in order to repay the borrowings under the Credit Facility and the Notes. There can be no assurance that the Company will be able to obtain this forbearance.

                  In the event the Company fails to obtain a forbearance period beyond October 29, 2004 as to the Credit Facility and November 1, 2004 as to the Notes, (i) the Company will be in default under the Credit Facility and the Notes and Fleet and the holders of the Notes will be entitled to exercise their remedies under the term of the Credit Facility and the Notes and such lenders could attempt to foreclose on their respective collateral securing such indebtedness and (ii) even if such foreclosure does not occur, the Company's ability to operate and obtain working capital necessary to operation its business would be materially adversely impacted. Under these circumstances, the Company would have difficulty maintaining existing relationships with its suppliers, who might stop providing supplies or services to the Company or provide or supply such services only on "cash on deliver" or other terms that would have an adverse impact on the Company's cash flow and the Company may have to consider pursuing appropriate restructuring options.

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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOM'S FOODS INC.


                                  By:  /s/ Rolland G. Divin
                                     -----------------------------------------
                                           Rolland G. Divin
                                           President and Chief Executive Officer

Dated:  October 22, 2004

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